STI CLASSIC VARIABLE TRUST
Supplement dated March 27, 2007, to the
Capital Appreciation Fund
Prospectus
dated May 1, 2006
Effective March 27, 2007, Messrs. Christopher Guinther and Michael A. Sansoterra will co-manage the Capital Appreciation Fund, replacing Robert Rhodes and Elizabeth Pola. After many years of dedicated service, Mr. Rhodes and Ms. Pola have announced their retirements. The “Portfolio Managers” section in the Prospectus is revised as follows:
Mr. Christopher Guinther has served as Managing Director of Trusco since February 2007. He has co-managed the Capital Appreciation Fund since March 2007. Prior to joining Trusco, Mr. Guinther served as an Institutional Small Cap Growth Portfolio Manager of Northern Trust Bank from September 2005 through January 2007, Small Cap Growth Portfolio Manager of Principal Financial Group from September 2003 to August 2005, and as One Group’s Small Cap Growth Co-Mutual Fund Manager of Banc One Investment Advisers from January 1996 through March 2003. He has more than 15 years of investment experience.
Mr. Michael A. Sansoterra has served as Managing Director of Trusco since March 2007. He has co-managed the Capital Appreciation Fund since March 2007. Prior to joining Trusco, Mr. Sansoterra served as a Large Cap Diversified Growth Portfolio Manager and Senior Equity Analyst of Principal Global Investors from February 2003 through March 2007, and as Senior Equity Analyst for USAA Investment Management from November 2001 through June 2002. He has more than 11 years of investment experience.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.